Regal Total Return Fund

Supplement dated August 29, 2018 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

each dated August 1, 2018.

*** Important Notice Regarding Proposed Fund Reorganization ***

On July 19, 2018, the Board of Trustees of Investment Managers Series Trust II (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Regal Total Return Fund (the “Acquired Fund”), a series of the Trust, into the North Star Opportunity Fund (the “Acquiring Fund”), an existing series of Northern Lights Fund Trust II, subject to completion of certain due diligence reviews. The reorganization of the Acquired Fund is subject to approval by its shareholders.

The Acquiring Fund has a similar investment objective, principal investment strategy, principal investment risks, and fundamental and non-fundamental investment policies as the Acquired Fund. North Star Investment Management Corp. (“North Star”) currently advises the Acquiring Fund and will continue to do so after the reorganization. Regal Investment Advisors, LLC (“Regal”), the Acquired Fund’s current investment advisor, will not be involved in the investment management of the Acquiring Fund. However, if the reorganization is consummated, it is expected that Jim Tassoni, one of the current portfolio managers for the Acquired Fund, will join the portfolio management team for the Acquiring Fund as an investment adviser representative of North Star, which Regal believes will provide Acquired Fund shareholders with some continuity of portfolio management. Regal will work with North Star on the marketing and distribution of the fund.

The Plan provides for the Acquired Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, receiving Class A shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by the shareholders prior to the reorganization. The reorganization is intended to qualify as a tax-free transaction for federal tax purposes. North Star and Regal have agreed to bear the costs of the Acquired Fund related to the reorganization.

The Trust will call a shareholder meeting at which shareholders of the Acquired Fund will be asked to consider and vote on the Plan. If shareholders of the Acquired Fund approve the reorganization, the reorganization is expected to take effect during the fourth quarter of 2018.

Shareholders of the Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

Please file this Supplement with your records.